UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 5, 2011 (November 14, 2011)

SL Green Realty Corp.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Maryland	1-13199	13-3956775
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER ID. NUMBER)

SL Green Operating Partnership, L.P.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	33-167793-02	13-3960398
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER ID. NUMBER)

420 Lexington Avenue	10170
New York, New York	(ZIP CODE)
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(212) 594-2700
(REGISTRANTS’ TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01          Entry into a Material Definitive Agreement.

On November 30, 2011, SL Green Realty Corp. (the “Company”), as the general partner of SL Green Operating Partnership, L.P. (the “Operating Partnership”), entered into a ninth amendment (the “Ninth Amendment”) to the Operating Partnership’s First Amended and Restated Agreement of Limited Partnership, dated August 20, 1997 (the “Partnership Agreement”), to permit the issuance of 80,000 preferred units of limited partnership interests in exchange for interests in an entity indirectly owning a commercial real estate property.  The preferred units were issued in reliance on the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”).  The preferred units provide a dividend of 6% per annum of their $25.00 liquidation preference.  The preferred units are redeemable at the option of the Operating Partnership and provide the holder with the right to require the Operating Partnership to repurchase the units for cash pursuant to the Partnership Agreement.

The foregoing description of the Ninth Amendment is qualified in its entirety by reference to the Ninth Amendment, a copy of which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 3.02          Unregistered Sale of Equity Securities.

The information set forth above under Item 1.01 is incorporated by reference herein with respect the issuance by the Operating Partnership of 80,000 preferred units.

On November 14, 2011, the Operating Partnership also issued 470,589 units of limited partnership interest in exchange for the assignment of certain ownership interests in a commercial real estate property to an affiliate of the Company.  The units were issued in reliance on the exemption from registration provided by Section 4(2) of the Securities Act.  The Operating Partnership may satisfy redemption requests for such units with shares of the Company’s common stock, on a one-for-one basis, pursuant to the Partnership Agreement.

Item 9.01          Financial Statements and Exhibits.

(d)           Exhibits

10.1	Ninth Amendment to the First Amended and Restated Agreement of Limited Partnership of SL Green Operating Partnership, L.P.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

SL GREEN REALTY CORP.

/s/ James Mead
James Mead
Chief Financial Officer

SL GREEN OPERATING PARTNERSHIP, L.P.
By: SL GREEN REALTY CORP., its general partner

/s/ James Mead
James Mead
Chief Financial Officer

Date:  December 5, 2011